UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported):  January 30, 2017

FIDELITY D & D BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-90273	23-3017653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blakely and Drinker Streets, Dunmore, PA       18512

(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code: (570) 342-8281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR

240.13e-4(c))

FIDELITY D & D BANCORP, INC.

CURRENT REPORT ON FORM 8-K

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 1, 2017, Fidelity  D & D Bancorp, Inc. issued a press release describing its results of operations for the quarter and year-to-date ended December 31, 2016.  A copy of the related press release is being furnished as Exhibit 99.1 to this Form 8-K.

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 8.01 Other Events

On January 30, 2017, Fidelity Deposit & Discount Bank, the wholly owned banking subsidiary of Fidelity D&D Bancorp, Inc. (the “Registrant”) received all regulatory approvals to assume all of the deposits, and acquire the fixed assets and certain loans of Wayne Bank’s West Scranton Branch office.

On January 30, 2017, Fidelity Deposit & Discount Bank, the wholly owned banking subsidiary of the Registrant, received all regulatory approvals to establish a de novo branch in Dallas, Pennsylvania.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Copy of the Press Release, dated February 1, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY D & D BANCORP, INC.

Date: February 1, 2017	By: /s/ Salvatore R. DeFrancesco, Jr.
Salvatore R. DeFrancesco, Jr.
Treasurer and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.

99.1                       Copy of the Press Release, dated February 1, 2017.